The Company and its Operations	12 Months Ended
Nov. 30, 2011
The Company and its Operations
The Company and its Operations

1.     The Company and its Operations

        Operations.    We are a leading provider of data storage technology with principal operations in the United Kingdom ("U.K."), the United States of America ("U.S.") and Malaysia. We report our business in two product groups: Networked Storage Solutions ("NSS") and Storage Infrastructure ("SI"). Our NSS products are primarily hard disk drive based data storage subsystems and solutions which we supply to Original Equipment Manufacturers or OEMs. Our SI products include capital process, inspection and test equipment which we supply to the hard disk drive industry.

        Parent company.    Xyratex Ltd, a company incorporated in Bermuda, is our parent company. In these notes Xyratex Ltd together with its subsidiaries is referred to as the "Company".